UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4526

Name of Registrant: Vanguard Quantitative Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2003 - March 31, 2004

Item 1: Reports to Shareholders

                                        VANGUARD(R) GROWTH AND INCOME FUND

                                        MARCH 31, 2004

SEMIANNUAL REPORT

                                        THE VANGUARD GROUP (R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

1 LETTER FROM THE CHAIRMAN
5 REPORT FROM THE ADVISOR
8 FUND PROFILE
9 GLOSSARY OF INVESTMENT TERMS
10 PERFORMANCE SUMMARY
11 ABOUT YOUR FUND'S EXPENSES
13 FINANCIAL STATEMENTS
23 ADVANTAGES OF VANGUARD.COM

SUMMARY

- The Investor Shares of the Growth and Income Fund gained 15.4% during the first six months of the 2004 fiscal year.
- The fund outpaced both the average competitor and the S&P 500 Index.
- The advisor's emphasis on reasonably valued stocks aided the fund, as these stocks generally enjoyed stronger gains than growth-oriented shares during the period.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Continuing gains in the stock market and the advisor's favorable stock selection in strongly performing sectors helped the Investor Shares of Vanguard Growth and Income Fund to return 15.4% in the first half of fiscal 2004. The fund's Admiral Shares returned 15.5%.

[PICTURES OF JOHN J. BRENNAN]

The returns of both share classes outpaced the 12.4% result of the average large-capitalization core fund; the 14.1% return of the Standard & Poor's 500 Index, the fund's primary benchmark; and the 15.3% return of the Wilshire 5000 Total Market Index, a measure of the overall equity market.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  MARCH 31, 2004
--------------------------------------------------------------------------------
VANGUARD GROWTH AND INCOME FUND
  Investor Shares                                                          15.4%
  Admiral Shares                                                           15.5
Average Large-Cap Core Fund*                                               12.4
S&P 500 Index                                                              14.1
Wilshire 5000 Index                                                        15.3
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The adjacent table presents the fund's returns for the half-year ended March 31, along with those of its comparative measures. Details of the fund's performance, including starting and ending share prices and per-share distributions, can be found on page 4.

SMALL STOCKS LED THE WAY
The U.S. stock market's nearly yearlong rally continued through the six months ended March 31. Gains were broad-based and were especially powerful among small-cap stocks. While the Wilshire 5000 Index gained 15.3% during the fiscal half-year (as mentioned above), the small stocks represented by the Russell 2000 Index returned 21.7%, a pattern of relative performance that is fairly typical of the early stages of an economic expansion. Across the market-cap spectrum, returns of value-oriented stocks, which generally trade at below-market valuations relative to their book values, were higher than those of their growth-oriented counterparts (those expected to produce above-average earnings growth).

--------------------------------------------------------------------------------
Admiral(TM) Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

Although the economy emerged from recession more than two years ago, the recovery has been halting and lopsided, with remarkable strength in housing and consumer spending, for example, but persistent weakness in corporate investment, manufacturing, and the labor market. During the past six months, however, economic reports began to validate the stock market's optimism, indicating robust economic growth, a pickup in manufacturing, and signs of improvement in employment.

International stocks also generated excellent six-month returns. Respectable gains in markets throughout Europe, Asia, and Latin America were enhanced for U.S.-based investors by the dollar's sharp decline relative to most currencies.

BONDS' RETURNS REFLECTED THEIR YIELDS

Interest rates declined toward 12-month lows, boosting bond prices, but much of the six-month return in the fixed income market was generated by income. (As of March 31, the yield of the 10-year U.S. Treasury note stood at 3.84%, down 10 basis points--0.10 percentage point--from the start of the period.) Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.0%. In general, bonds issued by companies with shakier balance sheets outperformed better-quality credits as investors sought out higher-yielding securities. Short- term interest rates remained near generational lows.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2004
                                                    ----------------------------
                                                        SIX        ONE      FIVE
                                                     MONTHS       YEAR    YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                       14.4%      36.4%     -0.6%
Russell 2000 Index (Small-caps)                       21.7       63.8       9.7
Wilshire 5000 Index (Entire market)                   15.3       39.4       0.2
MSCI All Country World Index
ex USA (International)                                22.8       59.9       2.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                            3.0%       5.4%      7.3%
(Broad taxable market)
Lehman Municipal Bond Index                            3.1        5.9       6.0
Citigroup 3-Month Treasury Bill Index                  0.5        1.0       3.3
================================================================================
CPI
Consumer Price Index                                   1.2%       1.7%      2.6%
--------------------------------------------------------------------------------
*Annualized.

STRONG STOCK SELECTION LED TO SOLID GAINS

On the heels of a very good performance by the Growth and Income Fund in fiscal 2003--when both of the fund's share classes advanced more than 22%--the fund got off to a resounding start in fiscal 2004, with both share classes again earning excellent returns. The fund continued to rebound from the losses it sustained during the 2000-2002 stock market downturn.

As was the case with the S&P 500 Index sectors, all of the sectors in which the fund held stocks had impressive results during the period. In particular, the financial services, consumer discretionary, and producer durables sectors--which as a group represented more than 40% of the fund's total net assets at the end of the six months--were major contributors to the fund's performance, accounting for nearly half of its overall return. Strong stock selection by the fund's advisor, Franklin Portfolio Associates, in these and other sectors gave the fund a competitive edge over the index during the period. In addition, an overweight in integrated oils, which enjoyed strong returns as a result of rising oil and gasoline prices, helped boost the fund's performance compared with the index.

Using quantitative management techniques, Franklin Portfolio Associates attempts to maintain risk characteristics for the fund that resemble those of the S&P 500 Index, while generating superior returns through stock selection. In its effort to enhance the fund's performance, Franklin uses several stock-selection models that favor reasonably valued stocks, which typically have price/earnings and price/book multiples somewhat below the averages for these measures in the index. This strategy may not always be successful, but it produced excellent results during the fiscal half-year.

For information on specific securities held by the fund, see the Report from the Advisor on page 5.

THE VIRTUE OF BALANCED INVESTING

It's hard to overstate the importance of having a sound plan when assembling your investment portfolio. To meet your long-term needs, maintain a diversified portfolio of stocks, bonds, and short-term reserves consistent with your risk tolerance. Balancing your investments in this way may enable you to more effectively weather the volatility of the financial markets--lessening the impact of a decline in one asset class, while allowing you to participate in the gains of others.

The Growth and Income Fund can play an integral role in such a carefully crafted, diversified portfolio. You can use the fund as your core stock holding, then supplement it with index or actively managed funds that focus on other segments of the stock and bond markets.

Thank you for your commitment to Vanguard and to the Growth and Income Fund.

Sincerely,


/s/ JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 12, 2004




--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            SEPTEMBER 30, 2003-MARCH 31, 2004

                                                        DISTRIBUTIONS PER SHARE
                                                        -----------------------
                                 STARTING       ENDING       INCOME      CAPITAL
                              SHARE PRICE  SHARE PRICE    DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Growth and Income Fund
  Investor Shares                  $24.91       $28.55       $0.180       $0.000
  Admiral Shares                    40.70        46.65        0.329        0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISOR
--------------------------------------------------------------------------------

The Investor Shares of Vanguard Growth and Income Fund returned 15.4% during the first half of the fund's 2004 fiscal year, topping the results of both the average mutual fund peer and our primary benchmark, the S&P 500 Index.

THE INVESTMENT ENVIRONMENT
In recent months, we have become less concerned about the sustainability of the U.S. economic recovery and more focused on Federal Reserve policy and the possibility of interest rate increases. At current valuation levels, U.S. equity prices are considered by some to be particularly vulnerable to a rise in rates. Given increasing evidence that the economy is strengthening, the question now is not so much whether rates will rise as when and how high. Complicating the environment are the U.S. presidential race and the geopolitical risks associated with terrorism and the situations in Afghanistan and Iraq. It is somewhat surprising to us that these exogenous events have not had more of a dampening effect on the U.S. markets.

On a more upbeat note, the strength of the economic recovery--including recent reports of solid job growth--has demonstrated the resiliency of U.S. businesses and their ability to remain competitive in the global economy. This has very positive implications for earnings growth and ultimately for stock-price appreciation.

--------------------------------------------------------------------------------
Investment  Philosophy
The fund reflects a belief that superior long-term investment results can be achieved by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently undervalued by the market.
--------------------------------------------------------------------------------

Our investment process has served the fund very well in a difficult environment, and we believe our reliance on a broadly diversified blend of factors to guide stock-picking has been critical to our recent success. Minimizing missteps can be as important as picking the best stocks. We believe that our disciplined process, applied uniformly across the portfolio, is a key element in the value we deliver to our shareholders.

OUR SUCCESSES
Stock selection during the fiscal half-year was particularly good in the financial services and consumer discretionary sectors. Among individual holdings, solid returns came from Guidant (medical instruments, with a focus on cardiac and vascular surgery, pacemakers, and defibrillators); Countrywide Financial (mortgage loans); Electronic Arts (entertainment software); Disney (media and entertainment, boosted by a takeover offer from Comcast); Centex (construction, boosted by continued strength in home-building); and Monsanto (chemicals, benefiting from commodity price increases and the global economic recovery). In addition, our positions in Dell (personal computers and servers), Federated Department Stores (regional stores), and Becton, Dickinson (medical products) had a positive impact on results.

The Growth and Income Fund has small but consistent "evergreen" tilts on earnings yield (the fund will consistently exhibit a slightly lower price/earnings ratio than the S&P 500 Index) and toward positive price momentum. These attributes are embedded in our stock selection process and have been associated with positive returns over the long term. The emphasis on earnings yield augmented returns during the last six months. The focus on price momentum aided returns during the last three months, but was a slight drag on performance for the first three months of the fiscal year.

Although we intentionally minimize sector tilts (measured as the difference between the portfolio weighting and the S&P 500 Index weighting in a particular industry group), we don't seek to eliminate them. A small overweighting in the energy sector and a small underweighting in health care contributed positively to returns during the semiannual period.

OUR SHORTFALLS
Given the benefit of hindsight, it's easy to say that we wish we had not held certain stocks during the past six months. However, one benefit of a diversified portfolio is that no single holding can have an outsized impact on investment results. In general, poor performance during the half-year came from stocks in which the fund was overweighted relative to the S&P 500 Index and whose corporate issuers announced subpar results. Among these were Wyeth (drugs), AutoNation (auto retailer), and Intel (semiconductors). In terms of results relative to the S&P 500 Index, we also suffered from not owning three stocks that benefited from high-profile takeover announcements. They were Bank One, FleetBoston Financial, and AT&T Wireless, all included in the index.

OUR POSITIONING

We remain committed to our disciplined process of stock selection, portfolio construction, and implementation, and we believe that the Growth and Income Fund is well positioned to achieve its goal of outperforming the S&P 500 Index while maintaining a similar level of investment risk. The fund will stay fully invested in the stocks we consider to be most undervalued, and portfolio risk will be focused to minimize exposure to downside characteristics. We continue to believe that the Growth and Income Fund is an excellent choice for those seeking diversified exposure to large-capitalization U.S. equities.

JOHN S. CONE, CFA, PRESIDENT AND CHIEF EXECUTIVE OFFICER

FRANKLIN PORTFOLIO ASSOCIATES, LLC

APRIL 16, 2004

--------------------------------------------------------------------------------
AS OF 3/31/2004
FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.
--------------------------------------------------------------------------------


GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                     COMPARATIVE           BROAD
                                              FUND        INDEX*         INDEX**
--------------------------------------------------------------------------------
Number of Stocks                               125           500           5,157
Median Market Cap                           $47.0B        $51.1B          $27.1B
Price/Earnings Ratio                         17.3x         21.3x           23.7x
Price/Book Ratio                              2.8x          3.1x            3.0x
Yield                                                       1.7%            1.5%
  Investor Shares                             1.3%
  Admiral Shares                              1.5%
Return on Equity                             20.4%         21.0%           15.7%
Earnings Growth Rate                         10.9%          8.0%            5.5%
Foreign Holdings                              0.0%          0.0%            0.9%
Turnover Rate                                 70%+            --              --
Expense Ratio                                                 --              --
  Investor Shares                           0.43%+
  Admiral Shares                            0.25%+
Short-Term Reserves                             0%            --              --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                            COMPARATIVE                    BROAD
                                     FUND        INDEX*         FUND     INDEX**
--------------------------------------------------------------------------------
R-Squared                            0.99          1.00         0.98        1.00
Beta                                 0.96          1.00         0.96        1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                    COMPARATIVE            BROAD
                                            FUND         INDEX*          INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                         5%             2%               3%
Consumer Discretionary                       16             14               16
Consumer Staples                              6              8                7
Financial Services                           22             23               24
Health Care                                  12             13               13
Integrated Oils                               7              4                4
Other Energy                                  1              2                3
Materials & Processing                        3              3                4
Producer Durables                             4              4                4
Technology                                   16             15               14
Utilities                                     6              7                7
Other                                         2              5                1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
Citigroup, Inc.                                                             3.9%
  (banking)
ExxonMobil Corp.                                                            3.9
  (oil)
Microsoft Corp.                                                             3.5
  (software)
Intel Corp.                                                                 3.0
  (electronics)
Home Depot, Inc.                                                            2.2
  (retail)
Wells Fargo & Co.                                                           2.2
  (banking)
Pfizer Inc.                                                                 2.2
  (pharmaceuticals)
The Walt Disney Co.                                                         1.9
  (entertainment)
Bank of America Corp.                                                       1.8
  (banking)
Cisco Systems, Inc.                                                         1.8
  (computer hardware)
--------------------------------------------------------------------------------
Top Ten                                                                    26.4%
--------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
INVESTMENT FOCUS

MARKET CAP                                 LARGE
STYLE                                      BLEND
--------------------------------------------------------------------------------



*S&P 500 Index.
**Wilshire 5000 Index
+Annualized.

Visit our website at Vanguard.com for regularly updated fund information.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------

TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OF 3/31/2004
PERFORMANCE SUMMARY

ALL OF THE RETURNS IN THIS REPORT REPRESENT PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS THAT MAY BE ACHIEVED BY THE FUND. (FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE HIGHER OR LOWER THAN THAT CITED, VISIT OUR WEBSITE AT WWW.VANGUARD.COM.) NOTE, TOO, THAT BOTH INVESTMENT RETURNS AND PRINCIPAL VALUE CAN FLUCTUATE WIDELY, SO AN INVESTOR'S SHARES, WHEN SOLD, COULD BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The
returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1993-MARCH 31, 2004

                               GROWTH AND INCOME                     S&P 500
FISCAL YEAR                 FUND INVESTOR SHARES                       INDEX
1994                                         1.2                         3.7
1995                                        29.9                        29.7
1996                                        17.7                        20.3
1997                                        45.6                        40.4
1998                                         4.5                           9
1999                                        30.2                        27.8
2000                                        16.2                        13.3
2001                                       -26.9                       -26.6
2002                                         -18                       -20.5
2003                                        22.1                        24.4
2004*                                       15.4                        14.1
--------------------------------------------------------------------------------
*Six months ended March 31, 2004.
Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

                                                                TEN YEARS
                                           ONE     FIVE   ----------------------
                       INCEPTION DATE     YEAR    YEARS   CAPITAL INCOME   TOTAL
--------------------------------------------------------------------------------
Growth and Income Fund
  Investor Shares          12/10/1986   37.09%    0.24%    10.30%  1.63%  11.93%
  Admiral Shares            5/14/2001   37.31    -1.05*       --     --       --
--------------------------------------------------------------------------------
*Return since inception.

--------------------------------------------------------------------------------
ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2004
                                          BEGINNING         ENDING      EXPENSES
GROWTH AND                            ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING
INCOME FUND                               9/30/2003      3/31/2004       PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Investor Shares                              $1,000         $1,154         $2.37
Admiral Shares                               $1,000         $1,155         $1.40

HYPOTHETICAL 5% RETURN
Investor Shares                              $1,000         $1,048         $2.25
Admiral Shares                               $1,000         $1,049         $1.33
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.


Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
                                                                         AVERAGE
                                     INVESTOR         ADMIRAL          LARGE-CAP
                                       SHARES          SHARES          CORE FUND
--------------------------------------------------------------------------------
Growth and Income Fund                  0.43%           0.25%             1.44%*
--------------------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

--------------------------------------------------------------------------------
AS OF 3/31/2004
FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GROWTH AND INCOME FUND                                   SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.3%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.9%)
  General Motors Corp.                                2,458,000          115,772
  Harley-Davidson, Inc.                               1,998,100          106,579
  United Parcel Service, Inc.                         1,406,600           98,237
  Burlington Northern
    Santa Fe Corp.                                      215,300            6,782
                                                                      ----------
                                                                         327,370
                                                                      ----------
CONSUMER DISCRETIONARY (15.8%)
  Home Depot, Inc.                                    3,976,900          148,577
  The Walt Disney Co.                                 5,124,500          128,061
  Kimberly-Clark Corp.                                1,849,400          116,697
  Federated Department
  Stores, Inc.                                        1,943,400          105,041
  The Gap, Inc.                                       4,096,700           89,800
* Electronic Arts Inc.                                1,393,700           75,204
  Waste Management, Inc.                              2,422,600           73,114
  Wal-Mart Stores, Inc.                               1,044,400           62,340
  Black & Decker Corp.                                1,029,100           58,597
  Viacom Inc. Class B                                 1,187,667           46,568
  McDonald's Corp.                                    1,384,600           39,558
* AutoNation, Inc.                                    1,873,900           31,950
  Cendant Corp.                                       1,058,800           25,824
  Wendy's International, Inc.                           392,000           15,950
* Time Warner, Inc.                                     902,800           15,221
* Yum! Brands, Inc.                                     179,700            6,827
  Clear Channel
  Communications, Inc.                                   65,500            2,774
                                                                      ----------
                                                                       1,042,103
                                                                      ----------
CONSUMER STAPLES (5.7%)
  The Coca-Cola Co.                                   1,970,300           99,106
  The Procter & Gamble Co.                              813,400           85,309
  Altria Group, Inc.                                  1,092,106           59,465
  Coca-Cola Enterprises, Inc.                         1,828,800           44,202
  Sara Lee Corp.                                      1,222,100           26,715
  Hershey Foods Corp.                                   302,400           25,054
  CVS Corp.                                             361,000           12,743
  Albertson's, Inc.                                     466,100           10,324
  Adolph Coors Co. Class B                              147,100           10,216
  SuperValu Inc.                                        232,100            7,088
                                                                      ----------
                                                                         380,222
                                                                      ----------
FINANCIAL SERVICES (21.8%)
  Citigroup, Inc.                                     5,017,100          259,384
  Wells Fargo & Co.                                   2,546,800          144,327
  Bank of America Corp.                               1,511,280          122,383
  American International
  Group, Inc.                                         1,702,358          121,463
  The Goldman Sachs Group, Inc.                       1,126,500          117,550
  Progressive Corp. of Ohio                             961,599           84,236
  J.P. Morgan Chase & Co.                             1,888,200           79,210
  MBNA Corp.                                          2,596,800           71,750

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GROWTH AND INCOME FUND                                   SHARES            (000)
--------------------------------------------------------------------------------
  National City Corp.                                 1,933,700           68,801
  Allstate Corp.                                      1,392,400           63,299
  First Tennessee National Corp.                      1,033,600           49,303
  Lehman Brothers Holdings, Inc.                        576,800           47,799
  Washington Mutual, Inc.                               988,271           42,209
  MBIA, Inc.                                            536,600           33,645
  Bear Stearns Co., Inc.                                349,200           30,618
  SLM Corp.                                             507,700           21,247
  SouthTrust Corp.                                      445,600           14,776
  Equity Office Properties
  Trust REIT                                            360,700           10,421
  Ryder System, Inc.                                    265,000           10,263
  Cincinnati Financial Corp.                            229,300            9,963
  Moody's Corp.                                         139,500            9,877
  North Fork Bancorp, Inc.                              228,700            9,679
  Charter One Financial, Inc.                           182,300            6,446
  Wachovia Corp.                                        135,000            6,345
  Merrill Lynch & Co., Inc.                             102,800            6,123
  AFLAC Inc.                                             59,100            2,372
                                                                      ----------
                                                                       1,443,489
                                                                      ----------
HEALTH CARE (11.7%)
  Pfizer Inc.                                         4,114,727          144,221
  Becton, Dickinson & Co.                             1,648,500           79,919
  Johnson & Johnson                                   1,558,000           79,022
* Amgen, Inc.                                         1,226,400           71,340
  Merck & Co., Inc.                                   1,495,900           66,104
  Bristol-Myers Squibb Co.                            2,207,600           53,490
  McKesson Corp.                                      1,684,800           50,696
  Guidant Corp.                                         646,300           40,956
  Cardinal Health, Inc.                                 587,125           40,453
  AmerisourceBergen Corp.                               680,400           37,204
  Aetna Inc.                                            377,800           33,896
  Abbott Laboratories                                   545,700           22,428
  Manor Care, Inc.                                      544,900           19,230
  UnitedHealth Group Inc.                               273,900           17,650
* Humana Inc.                                           513,500            9,767
  Health Management
    Associates Class A                                  406,300            9,430
                                                                      ----------
                                                                         775,806
                                                                      ----------
INTEGRATED OILS (6.7%)
  ExxonMobil Corp.                                    6,222,736          258,804
  Marathon Oil Corp.                                  1,954,800           65,818
  ChevronTexaco Corp.                                   714,600           62,728
  ConocoPhillips Co.                                    812,200           56,700
                                                                      ----------
                                                                         444,050
                                                                      ----------
OTHER ENERGY (0.6%)
  Anadarko Petroleum Corp.                              781,600           40,534
                                                                      ----------
MATERIALS & PROCESSING (2.5%)
  Alcoa Inc.                                          1,253,600           43,487
  Sigma-Aldrich Corp.                                   738,700           40,880
  Freeport-McMoRan Copper
    & Gold, Inc. Class B                                892,400           34,884
  Archer-Daniels-Midland Co.                          1,018,200           17,177
  Louisiana-Pacific Corp.                               592,600           15,289
  Sherwin-Williams Co.                                  300,300           11,541
  PPG Industries, Inc.                                   58,300            3,399
                                                                      ----------
                                                                         166,657
                                                                      ----------
PRODUCER DURABLES (4.1%)
  Centex Corp.                                        1,694,400           91,599
  Danaher Corp.                                         796,600           74,379
  Caterpillar, Inc.                                     439,800           34,775
  Rockwell Collins, Inc.                                636,100           20,107
* Lexmark International, Inc.                           199,800           18,382
  KB HOME                                               122,000            9,858
  Pulte Homes, Inc.                                     168,400            9,363
  United Technologies Corp.                             101,600            8,768
  Tektronix, Inc.                                        79,100            2,587
                                                                      ----------
                                                                         269,818
                                                                      ----------
TECHNOLOGY (15.9%)
  Microsoft Corp.                                     9,308,526          232,434
  Intel Corp.                                         7,222,600          196,455
* Cisco Systems, Inc.                                 5,188,000          122,022
  QUALCOMM Inc.                                       1,224,100           81,305
  Motorola, Inc.                                      4,004,031           70,471
* Computer Sciences Corp.                             1,528,800           61,657
* EMC Corp.                                           4,278,700           58,233
  Maxim Integrated
    Products, Inc.                                      929,500           43,770
  International Business
    Machines Corp.                                      400,400           36,773
  Applera Corp.-Applied
    Biosystems Group                                  1,637,000           32,380
  PerkinElmer, Inc.                                   1,213,400           25,105
  General Dynamics Corp.                                244,200           21,814
* Broadcom Corp.                                        321,100           12,578
  Rockwell Automation, Inc.                             354,400           12,287
* Dell Inc.                                             306,800           10,315
  Linear Technology Corp.                               271,400           10,047
  Analog Devices, Inc.                                  155,400            7,461
* Altera Corp.                                          329,700            6,742
  Texas Instruments, Inc.                               218,100            6,373
* Sanmina-SCI Corp.                                     105,700            1,164
                                                                      ----------
                                                                       1,049,386
                                                                      ----------
UTILITIES (6.1%)
* Nextel Communications, Inc.                         4,545,900          112,420
  BellSouth Corp.                                     2,790,000           77,255
  Edison International                                2,965,100           72,022
  Exelon Corp.                                          867,900           59,772
  Constellation Energy Group, Inc.                      555,200           22,180
  Public Service
    Enterprise Group, Inc.                              438,300           20,591

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                         SHARES            (000)
--------------------------------------------------------------------------------
  Entergy Corp.                                         304,300           18,106
  AT&T Corp.                                            734,900           14,382
  Xcel Energy, Inc.                                     379,500            6,759
                                                                      ----------
                                                                         403,487
                                                                      ----------
OTHER (2.5%)
  General Electric Co.                                3,902,100          119,092
  Textron, Inc.                                         844,900           44,906
                                                                      ----------
                                                                         163,998
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $5,232,102)                                                    6,506,920
--------------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.7%)(1)
--------------------------------------------------------------------------------
U.S. TREASURY BILL
(2)0.91%, 6/17/2004                                      $4,905            4,895
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.04%, 4/1/2004                                       105,431          105,431
  1.04%, 4/1/2004--Note G                                   487              487
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $110,823)                                                        110,813
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (Cost $5,342,925)                                                    6,617,733
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     143,938
Other Liabilities                                                      (140,613)
                                                                      ----------
                                                                           2,838
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $6,620,571
================================================================================
*    See Note A in Notes to Financial Statements.
*    Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represents 99.6% and 0.4%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)  Security segregated as initial margin for open futures contracts.
     REIT-Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT MARCH 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       $6,777,987
Undistributed Net Investment Income                                       13,547
Accumulated Net Realized Losses                                      (1,446,541)
Unrealized Appreciation
  Investments Securities                                               1,274,808
  Futures Contracts                                                          770
--------------------------------------------------------------------------------
NET ASSETS                                                            $6,620,571
================================================================================

Investor Shares--Net Assets
Applicable to 197,915,461 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $5,650,236
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                         $28.55
================================================================================

Admiral Shares--Net Assets
Applicable to 20,801,454 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization) $970,335
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                          $46.65
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


                                                          Growth and Income Fund
                                                                Six Months Ended
                                                                  March 31, 2004
                                                                           (000)

INVESTMENT INCOME
INCOME
  Dividends                                                           $  56,433
  Interest                                                                  517
  Security Lending                                                            2
--------------------------------------------------------------------------------
    Total Income                                                         56,952
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             2,901
    Performance Adjustment                                                  434
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                     8,662
      Admiral Shares                                                        621
    Marketing and Distribution
      Investor Shares                                                       350
      Admiral Shares                                                         51
  Custodian Fees 32
  Shareholders' Reports
    Investor Shares                                                          13
    Admiral Shares                                                           --
  Trustees' Fees and Expenses                                                 3
--------------------------------------------------------------------------------
    Total Expenses                                                       13,067
    Expenses Paid Indirectly--Note D                                       (434)
--------------------------------------------------------------------------------
    Net Expenses                                                         12,633
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    44,319
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            358,481
  Futures Contracts                                                       7,727
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                366,208
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 493,871
  Futures Contracts                                                       2,306
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        496,177
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ 906,704
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

-----------------------------------------------------------------------------------------------------
                                                                          GROWTH AND INCOME FUND
                                                                          ----------------------
                                                                         SIX MONTHS             YEAR
                                                                              ENDED            ENDED
                                                                     MARCH 31, 2004   SEPT. 30, 2003
                                                                              (000)            (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                 $    44,319      $    76,221
  Realized Net Gain (Loss)                                                  366,208         (279,162)
  Change in Unrealized Appreciation (Depreciation)                          496,177        1,273,164
-----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations         906,704        1,070,223
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                                         (37,042)         (64,832)
    Admiral Shares                                                           (6,651)         (10,759)
  Realized Capital Gain
    Investor Shares                                                              --               --
    Admiral Shares                                                               --               --
-----------------------------------------------------------------------------------------------------
    Total Distributions                                                     (43,693)         (75,591)
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                                                          (212,374)         (82,511)
  Admiral Shares                                                             38,199           75,504
-----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions                (174,175)          (7,007)
-----------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                               688,836          987,625
-----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                     5,931,735        4,944,110
-----------------------------------------------------------------------------------------------------
  End of Period                                                         $ 6,620,571      $ 5,931,735
=====================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

GROWTH AND INCOME FUND INVESTOR SHARES

-----------------------------------------------------------------------------------------------------------------
                                        SIX MONTHS       YEAR ENDED                           YEAR ENDED
                                             ENDED      SEPTEMBER 30,    JAN. 1 TO            DECEMBER 31,
FOR A SHARE OUTSTANDING                  MARCH 31,    -----------------  SEPT. 30,    ---------------------------
THROUGHOUT EACH PERIOD                        2004      2003       2002      2001*      2000      1999      1998
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $24.91    $20.68     $25.50     $32.06    $37.08    $30.76    $26.19
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                       .183      .318        .27        .22       .35       .33       .32
  Net Realized and Unrealized Gain (Loss)
    on Investments                           3.637     4.227      (4.81)     (6.63)    (3.55)     7.60      5.86
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations         3.820     4.545      (4.54)     (6.41)    (3.20)     7.93      6.18
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income       (.180)    (.315)      (.28)      (.15)     (.35)     (.33)     (.33)
  Distributions from Realized Capital Gains     --        --         --         --     (1.47)    (1.28)    (1.28)
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                      (.180)    (.315)      (.28)      (.15)    (1.82)    (1.61)    (1.61)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $28.55    $24.91     $20.68     $25.50    $32.06    $37.08    $30.76
=================================================================================================================

TOTAL RETURN                                 15.37%   22.09%    -18.04%    -20.06%    -8.97%    26.04%    23.94%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)      $5,650    $5,119     $4,338     $6,382    $8,968    $8,816    $5,161
  Ratio of Total Expenses to
    Average Net Assets+                    0.43%**     0.46%      0.45%    0.40%**     0.38%     0.37%     0.36%
  Ratio of Net Investment Income to
    Average Net Assets                     1.35%**     1.39%      1.02%    0.95%**     1.02%     1.04%     1.27%
  Portfolio Turnover Rate                    70%**       88%        70%        41%       65%       54%       47%
=================================================================================================================

*The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
**Annualized.
+Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.03%, 0.01%, 0.01%, (0.01%), and (0.01%).

GROWTH AND INCOME FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS          YEAR ENDED
                                                              ENDED         SEPTEMBER 30,   MAY 14* TO
                                                          MARCH 31,      ------------------  SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004        2003        2002     2001**
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $40.70      $33.78      $41.66     $50.00
INVESTMENT OPERATIONS
  Net Investment Income                                        .340        .567        .505        .20
  Net Realized and Unrealized Gain (Loss) on Investments      5.939       6.920      (7.877)     (8.29)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          6.279       7.487      (7.372)     (8.09)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.329)      (.567)      (.508)      (.25)
  Distributions from Realized Capital Gains                      --          --          --         --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.329)      (.567)      (.508)      (.25)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $46.65      $40.70      $33.78     $41.66
========================================================================================================

TOTAL RETURN                                                  15.46%      22.29%    -17.95%    -16.26%
========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $970        $812        $606       $490
  Ratio of Total Expenses to Average Net Assets++              0.25%+      0.31%       0.34%      0.35%+
  Ratio of Net Investment Income to Average Net Assets         1.52%+      1.54%       1.17%      1.04%+
  Portfolio Turnover Rate                                        70%+        88%         70%        41%
========================================================================================================

*Inception.
**The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
+Annualized.
++Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.03%, and 0.01%.







SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Franklin Portfolio Associates LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. For the six months ended March 31, 2004, the investment advisory fee represented an effective annual basic rate of 0.09% of the fund's average net assets, before an increase of $434,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2004, the fund had contributed capital of $974,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.97% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended March 31, 2004, these arrangements reduced the fund's expenses by $434,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2003, the fund had available realized losses of $1,811,408,000 to offset future net capital gains of $19,126,000 through September 30, 2009, $776,477,000 through September 30, 2010, $741,889,000 through September 30, 2011, and $273,916,000 through
September 30, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2004;
should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2004, net unrealized appreciation of investment securities for tax purposes was $1,274,808,000, consisting of unrealized gains of $1,323,640,000 on securities that had risen in value since their purchase and $48,832,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2004, the aggregate settlement value of open futures contracts expiring in June 2004 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                            (000)
                                               ---------------------------------
                                                    AGGREGATE         UNREALIZED
                               NUMBER OF           SETTLEMENT       APPRECIATION
FUTURES CONTRACTS         LONG CONTRACTS                VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                        305              $85,774              $770
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

F. During the six months ended March 31, 2004, the fund purchased $2,216,693,000 of investment securities and sold $2,395,566,000 of investment securities, other than U.S. government securities and temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2004, was $470,000, for which the fund held cash collateral of $487,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

-----------------------------------------------------------------------------------------------
                                                  Six Months Ended             Year Ended
                                                   March 31, 2004          September 30, 2003
                                                -------------------       ---------------------
                                                  Amount     Shares         Amount      Shares
                                                   (000)      (000)          (000)       (000)
-----------------------------------------------------------------------------------------------
Investor Shares
  Issued                                        $479,773     17,346       $757,232      33,048
  Issued in Lieu of Cash Distributions            35,323      1,292         61,500       2,637
  Redeemed                                      (727,470)   (26,238)      (901,243)    (39,953)
                                                -----------------------------------------------
    Net Increase (Decrease)--Investor Shares    (212,374)    (7,600)       (82,511)     (4,268)
                                                -----------------------------------------------
Admiral Shares
  Issued                                         108,527      2,406        194,161       5,200
  Issued in Lieu of Cash Distributions             5,918        132          9,832         258
  Redeemed                                       (76,246)    (1,695)      (128,489)     (3,456)
                                                -----------------------------------------------
    Net Increase (Decrease)--Admiral Shares       38,199        843         75,504       2,002
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM
--------------------------------------------------------------------------------

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.

* Find out how much to save for retirement and your children's college education-- by using our planning tools.

* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.

* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.

* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

* See what you own (at Vanguard and elsewhere) and how your investments are doing.

*    Elect  to  receive  online  statements,   fund  reports  (like  this  one),
     prospectuses, and tax forms.

*    Analyze your portfolio's holdings and performance.

* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.

*    Sign up to receive  electronic  newsletters from Vanguard  informing you of
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Find out what Vanguard.com can do for you. Log on today!

THE PEOPLE WHO GOVERN YOUR FUND

--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (129)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (129)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (129)                Chairman (January-September 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (129)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL Trustee              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (127)                Director of Vanguard Investment Series plc (Irish investment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (129)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (129)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (129)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (129)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

                                                                          [SHIP]
                                                    [THE VANGUARD GROUP(R) LOGO]
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335



(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q932 052004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD QUANTITATIVE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  May 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD QUANTITATIVE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  May 10, 2004

       VANGUARD QUANTITATIVE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  May 10, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.